UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2026
 CONDUENT INCORPORATED
(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive,	Suite 200,
Florham Park,	New Jersey
07932
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item1.01.    Entry into a Material Definitive Agreement.
On May 21, 2026, Conduent Incorporated (the “Company”), by and through its wholly owned subsidiary Conduent Business Services, LLC (“CBS”), entered into an Equity Interest Purchase Agreement (the “Purchase Agreement”) with Modaxo USA Holdings, Inc. and Modaxo France Holdings SAS (collectively, “Buyer”), and Modaxo Group Inc. Under the Purchase Agreement, CBS agreed to sell all of the issued and outstanding equity interests of Conduent Transport Solutions, Inc. (“CTS”) and certain non‑U.S. subsidiaries (collectively, the “Purchased Subsidiaries”) that comprise the Company’s public transit and fare collection business (the “Transit Business”) on the terms and subject to the conditions set forth therein.
The purchase price is $164,000,000, subject to customary purchase price adjustments, including (i) a dollar‑for‑dollar deduction for any shortfall in minimum cash, (ii) a net tangible asset (“NTA”) adjustment, and (iii) reductions for indebtedness and transaction expenses, all as determined pursuant to post‑closing true‑up procedures set forth in the Purchase Agreement.
At closing, Buyer will retain (i) a $10,000,000 purchase price holdback for one-year to secure NTA‑related adjustments and certain indemnification claims, (ii) a $12,000,000 special holdback, the timing of the release of which is dependent on certain target completion dates for a customer, and (iii) a holdback for one-year to secure the Company’s portion of the retention amount under Buyer’s representation and warranty policy in the event of breaches of certain representations and warranties, in each case, as further described in the Purchase Agreement.
The Purchase Agreement contains customary representations and warranties and pre‑closing covenants for a transaction of this type.
Consummation of the transactions pursuant to the Purchase Agreement are subject to various conditions, including, among others (i) the absence of any legal restraint, (ii) receipt of required approvals under applicable competition and foreign investment control laws, (iii) receipt of specified third‑party consents, (iv) accuracy of representations and warranties (subject to agreed standards), (v) performance in all material respects of certain covenants, and (vi) satisfaction of the minimum cash condition.
The Purchase Agreement also contains certain customary termination rights for both CBS and Buyer. In consideration of the purchase price, CBS has agreed to a customary non-competition provision preventing CBS and its affiliates from participating in certain competitive activities.
The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s next periodic report to be filed with the SEC.

Item 7.01.    Regulation FD Disclosure.
On May 21, 2026, the Company issued a press release announcing the contemplated sale of the Transit Business.
A copy of the press release is attached as Exhibit 99.1 hereto. The information contained in Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.
Item 9.01.    Regulation FD Disclosure.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 21, 2026 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements.
This Report and any exhibits to this Report may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intend,” “will,” “aim,” “should,” “could,” “forecast,” “target,” “may,” “continue to,” “endeavor,” “if,” “growing,” “projected,” “potential,” “likely,” “see,” “ahead,” “further,” “going forward,” “on the horizon,” and similar expressions, as they relate to us, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but may not be limited to, statements regarding the expectation that the sale of the Company’s Transit Business to Buyer will be consummated and the timing of such consummation. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied herein as anticipated, believed, estimated, expected or intended or using other similar expressions. In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Current Report on Form 8-K, any exhibits to this Current Report on Form 8-K and other public statements we make. Important factors and uncertainties that could cause actual results to differ materially from those in our forward-looking statements include, but are not limited to: the Company’s ability to realize the benefits anticipated from the sale of the Company’s Transit Business to Buyer, including as a result of a delay or failure to obtain certain required regulatory approvals or the failure of any other condition to the closing of the transaction such that the closing of the transaction is delayed or does not occur; unexpected costs, liabilities or delays in connection with the proposed transaction; the significant transaction costs associated with the proposed transaction; negative effects of the announcement, pendency or consummation of the transaction on the market price of our common stock or operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; our inability to retain and hire key personnel; and other factors that are set forth in the “Risk Factors” and other sections of our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC). Any forward-looking statements made by us in this Form 8-K speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether because of new information, subsequent events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.
Date: May 21, 2026

CONDUENT INCORPORATED

By:	/s/ MICHAEL FISHERMAN
Michael Fisherman
Assistant Secretary